UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 16, 2005

Ashworth, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14547	84-1052000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2765 Loker Avenue West, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	760-438-6610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Company’s Board of Directors (the "Board") has approved the appointment of Mr. Peter S. Case to the position of Executive Vice President, Chief Financial Officer and Treasurer of the Company effective September 16, 2005. Mr. Case, 44, has been acting as the interim Chief Financial Officer and Treasurer of the Company since July 29, 2005. Mr. Case is a California licensed CPA and has held several increasingly responsible finance and operations positions within Ashworth since joining the Company as Director of Finance in June 2000.

Additionally, the Board approved the promotion of Mr. Peter E. Holmberg, 54, to Executive Vice President of Merchandising, Design and Production effective September 16, 2005. Mr. Holmberg has served as the Senior Vice President of Merchandising and Design since May 20, 2005. Prior to that, Mr. Holmberg held several increasingly responsible sales positions within Ashworth since joining the Company as Director of Corporate Sales in July 1998.

As of September 16, 2005 Mr. Per B. Gasseholm has resigned from his position as Executive Vice President and Chief Operating Officer of Ashworth, Inc. (the "Company") to pursue other career opportunities. Mr. Gasseholm’s primary focus was the Company’s distribution center operations, supply chain and customer service functions on a global basis. The Company has decided not to replace Mr. Gasseholm at this time and has reassigned his duties to other executives in the Company.

In addition to their regular duties, Mr. Case together with Mr. Randall L. Herrel, Sr., the Company’s CEO, will oversee the operation of the Company’s U.S. Embroidery and Distribution Center in Oceanside, California. Mr. Holmberg will oversee the Company’s global Sourcing and Production departments and Mr. Gary I. (Sims) Schneiderman, the Company’s Executive Vice President of Sales and Marketing will oversee the Company’s Customer Service department.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Ex. 99.1 - Ashworth, Inc. press release, dated September 16, 2005, announcing a management realignment.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ashworth, Inc.

September 16, 2005	By:	Randall L. Herrel, Sr.

Name: Randall L. Herrel, Sr.
Title: Chairman, President and CEO

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Exhibit Index

Exhibit No.	Description

99.1	Ashworth, Inc. press release, dated September 16, 2005, announcing a management realignment.